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                                                                  EXHIBIT 10.30

                   AMENDMENT TO FULL RECOURSE PROMISSORY NOTE



         This amendment (the "AMENDMENT") is made effective the 3rd day of May, 1999 to that certain Full Recourse Promissory Note between General Surgical Innovations, Inc. (the "COMPANY") and Gregory D. Casciaro (the "EMPLOYEE") dated May 5, 1995 (the "PROMISSORY NOTE").

         WHEREAS, the parties hereby desire to amend the Promissory Note to extend the date on which the principal and interest is due and payable on the Promissory Note from May 5th, 1999 until such date as is specified below;

         THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged and agreed, the parties agree to amend the first paragraph of the Promissory Note to read in its entirety as follows:

         "At the times hereinafter stated, for value received, the undersigned promises to pay to General Surgical Innovations, Inc., a California corporation, (the "Company"), or order, at its principal office, the principal sum of $20,000 with interest from the date hereof at a rate of 7.00% per annum, compounded semiannually, on the unpaid balance for such principal sum. Such principal and interest shall be due and payable on the earliest of (i) the date on which Employee ceases to be an employee of the Company, (ii) the date on which such principal and interest is demanded by the Company, or (iii) May 3rd of 2000."

         As amended hereby, all of the terms of the Promissory Note are reaffirmed in their entirety.

                                             COMPANY

                                             GENERAL SURGICAL INNOVATIONS, INC.

                                             By: /s/ Mark Wan
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             EMPLOYEE
                                             /s/ Gregory D. Casciaro
                                             ----------------------------------
                                             Gregory D. Casciaro